PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION — NOT FOR DISTRIBUTION

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

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[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to § 240.14a-12

SABA CAPITAL INCOME & OPPORTUNITIES FUND

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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[ ]	Fee paid previously with preliminary materials.
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PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION — NOT FOR DISTRIBUTION

SABA CAPITAL INCOME & OPPORTUNITIES FUND

405 Lexington Avenue, 58th Floor

New York, New York 10174

212-542-4644

[               ], 2026

Dear Shareholder:

On behalf of the Board of Trustees (the “Board”), we are pleased to invite you to the annual meeting of shareholders (the “Annual Meeting”) of Saba Capital Income & Opportunities Fund (the “Fund”), a closed-end management investment company traded on the New York Stock Exchange under the ticker symbol “BRW.” The Annual Meeting is scheduled for Friday, August 14, 2026, at 10:00 A.M., Eastern Time via audio teleconference.

At the Annual Meeting, shareholders of the Fund are being asked to approve the election of nominees to the Board of Trustees of the Fund (the “Proposal”). The at-large election of one Trustee seat is expected to be contested. The Board has received notice of a competing nomination from GAMCO Asset Management Inc. (“GAMCO”), which intends to solicit proxies in opposition to the Board’s Nominees in favor of a dissident nominee.

IMPORTANT NOTICE: You may receive proxy solicitation materials from GAMCO Asset Management Inc. (“GAMCO”), including a proxy card that is a different color from the Board’s WHITE Proxy Ballot. To support the Board’s nominees PLEASE DISCARD ANY PROXY CARD SENT TO YOU BY GAMCO. Voting “withhold” or “against” on a third-party proxy card will NOT support the Board’s Nominees and will revoke any prior vote you submitted on the Board’s WHITE Proxy Ballot. Only the latest validly executed proxy that you submit will be counted.

Formal Notice of the Annual Meeting appears on the next page, followed by the proxy statement (the “Proxy Statement”). The Proposal is discussed in detail in the enclosed Proxy Statement, which you should read carefully.

After careful consideration, the Board recommends that you vote “FOR” the election of each of the Board’s Nominees named herein.

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote. It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting and vote during the Annual Meeting, we urge you to complete, date and sign the enclosed WHITE Proxy Ballot and promptly return it in the enclosed postage-paid return envelope provided, authorize your proxy by telephone or through the Internet as described in the enclosed WHITE Proxy Ballot, or, if you are a beneficial owner, follow the voting instruction form of your bank or broker as soon as possible.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION — NOT FOR DISTRIBUTION

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Andrew Kellerman

Chairman of the Board

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION — NOT FOR DISTRIBUTION

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

OF

SABA CAPITAL INCOME & OPPORTUNITIES FUND

405 Lexington Avenue, 58th Floor

New York, New York 10174

212-542-4644

Dear Shareholder:

NOTICE IS HEREBY GIVEN that an annual meeting of the shareholders (the “Annual Meeting”) of Saba Capital Income & Opportunities Fund (the “Fund”) is scheduled for Friday, August 14, 2026, at 10:00 A.M., Eastern Time, via audio teleconference for the purposes described below and more fully described in the accompanying proxy statement (the “Proxy Statement”). Shareholders will not have to travel to attend the Annual Meeting but will be able to view the meeting live and cast their votes at the meeting by accessing a web link.

At the Annual Meeting, shareholders will be asked:

1. To elect 4 nominees to the Board of Trustees of the Fund, each to hold office for the term indicated and until his or her successor is duly elected and qualified (the “Proposal”).

2. To transact such other business, not currently contemplated, that may properly come before the Annual Meeting, or any adjournment(s) or postponement(s) thereof.

Please read the enclosed Proxy Statement carefully for information concerning the Proposal. The Board of Trustees recommends that you vote “FOR” the election of each of the nominees.

The Board has fixed the close of business on June 18, 2026, as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment(s) and postponement(s) thereof (“Record Date”). Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Annual Meeting, please complete, sign, and return the enclosed WHITE Proxy Ballot promptly, so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by submitting a revised WHITE Proxy Ballot, by giving written notice of revocation to the Fund, or by voting virtually at the Annual Meeting.

By Order of the Board of Trustees of the Fund

Michael D’Angelo

Secretary

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION — NOT FOR DISTRIBUTION

PRELIMINARY PROXY STATEMENT

[               ], 2026

SABA CAPITAL INCOME & OPPORTUNITIES FUND

405 Lexington Avenue, 58th Floor

New York, New York 10174

212-542-4644

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 14, 2026

This Proxy Statement and Notice of Annual Meeting of Shareholders will be available at: www.proxyvote.com

INTRODUCTION

Why did you send me this booklet?

This booklet includes a notice of the Annual Meeting (the “Notice”) to be held on Friday, August 14, 2026, at 10:00 A.M., Eastern Time, via audio teleconference, proxy statement (the “Proxy Statement”), and a WHITE-colored proxy ballot (the “Proxy Ballot”) from Saba Capital Income & Opportunities Fund (the “Fund”) in which you own shares. It provides you with information you should review before providing voting instructions on the matters listed in the Notice. The Notice, the Proxy Statement, and the WHITE Proxy Ballot are expected to first be mailed to shareholders of record on or about [                        ], 2026. The words “you” and “shareholder” are used in this Proxy Statement to refer to the person or entity that has voting rights or is being asked to provide voting instructions in connection with the shares.

What proposal will be considered at the Annual Meeting?

At the Annual Meeting, shareholders of the Fund are being asked to approve the election of nominees to the Board of Trustees of the Fund (the “Proposal”). The election of one Trustee seat is expected to be contested.

Who is eligible to vote?

Shareholders of record holding shares of the Fund as of the close of business on June 18, 2026 (the “Record Date”) are eligible to vote at the Annual Meeting or any adjournments or postponements thereof.

How do I vote?

You may submit your WHITE Proxy Ballot in one of four ways:

●	By Internet. Please refer to the enclosed WHITE Proxy Ballot, go to the internet address provided and follow the instructions for voting on the enclosed White Proxy Ballot. You will be required to provide your control number located on the WHITE Proxy Ballot.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION — NOT FOR DISTRIBUTION

●	By Telephone. Please call the toll-free number for telephone voting, which can be found on the enclosed WHITE Proxy Ballot. You will be required to provide your control number located on the WHITE Proxy Ballot.

●	By Mail. Please mark the enclosed WHITE Proxy Ballot, sign and date it, and return it in the postage-paid envelope we provided. Joint owners must each sign the WHITE Proxy Ballot.

●	Virtually at the Annual Meeting. You can vote your shares virtually at the Annual Meeting. There is no physical location for the Annual Meeting. If you expect to attend the Annual Meeting virtually, please call Broadridge Fund Solutions, LLC (“Broadridge”) at [ ]

If you encounter any difficulties accessing the live webcast and listen-only conference call before or during the Annual Meeting time, please call [ ] (Toll Free).

You may authorize a proxy to vote via the Internet or by Telephone at any time prior to 11:59 p.m. Eastern Time on August 13, 2026, the day before the Annual Meeting.

When and where will the Annual Meeting be held?

The Annual Meeting is scheduled to be held via audio teleconference on Friday, August 14, 2026, at 10:00 A.M., Eastern Time, and, if the Annual Meeting is adjourned or postponed, any adjournment(s) or postponement(s) of the Annual Meeting will also be held in the same manner. There is no physical location for the Annual Meeting.

To participate in the Annual Meeting, shareholders must register in advance by visiting [                   ] and submitting the required information to Broadridge, the Fund’s proxy tabulator.

Shareholders whose shares are registered directly with the Fund in the shareholder’s name will be asked to submit their name and control number found on the shareholder’s WHITE Proxy Ballot in order to register to participate in and vote at the Annual Meeting. Shareholders whose shares are held by a broker, bank, or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than two (2) days prior to the Meeting Date, August 12, 2026, but in any event, the legal proxy must be received by the scheduled time for commencement of the Annual Meeting. Once shareholders have obtained a new control number, they must visit [                         ], and submit their name and newly issued control number in order to register to participate in and vote at the Annual Meeting. After shareholders have submitted their registration information, they will receive an email from Broadridge confirming that their registration request has been received and is under review by Broadridge. Once shareholders’ registration requests have been accepted, they will receive (i) an email containing an event link and dial-in information to attend the Annual Meeting, and (ii) an email with a password to enter the event link in order to access the Annual Meeting.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION — NOT FOR DISTRIBUTION

Shareholders may vote before or during the Annual Meeting at proxyvote.com. Only shareholders of the Fund, as of the Record Date, present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Annual Meeting.

How can I obtain more information about the Fund?

Should you have any questions about the Fund, please do not hesitate to contact Broadridge toll-free at [                              ].

A COPY OF THE CURRENT ANNUAL REPORT AND MOST RECENT SEMI-ANNUAL REPORT IS AVAILABLE, WITHOUT CHARGE, ON THE INTERNET AT WWW.SABACEF.COM OR BY CONTACTING THE FUND AT:

SABA CAPITAL MANAGEMENT, L.P.

405 LEXINGTON AVENUE, 58TH FLOOR

NEW YORK, NY 10174
212-542-4644

Who are the service providers to the Fund?

Saba Capital Management, L.P. (“Saba Capital” or “Adviser”) serves as the Fund’s investment adviser. Additional information about Saba Capital may be found below.

Saba Capital, a Delaware limited partnership, is responsible for overall management of the Fund. Saba Capital oversees all investment advisory and portfolio management services and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Saba Capital is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser.

The Adviser is a U.S.-based registered investment adviser who focuses on credit relative value, tail hedge and closed-end funds. Saba Capital’s principal office is located at 405 Lexington Avenue, 58th Floor, New York, New York 10174. As of June 1, 2026, Saba Capital managed approximately $6.1 billion in assets.

The Fund has engaged ALPS Fund Services, Inc. (“SS&C ALPS”) as the Fund’s Administrator to provide certain administrative services to the Fund, pursuant to the service agreements with the Fund. SS&C ALPS also acts as Fund Accountant. The principal business address of SS&C ALPS is 1290 Broadway, Suite 1000, Denver, CO 80203. The Fund has engaged Equiniti (“EQ”) as the Fund’s Transfer Agent, to provide transfer agency services to the Fund. The principal business address of EQ is 48 Wall Street, 22nd Floor, New York, NY 10005. In addition, the Fund has engaged Foreside Fund Officer Services, LLC (“Foreside”) to provide third-party compliance officer and treasurer services. The principal business address of Foreside is 3 Canal Plaza, 3rd Floor, Portland, ME 04101.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION — NOT FOR DISTRIBUTION

PROPOSAL ONE – ELECTION OF THE

NOMINEES

What is Proposal One?

The Board of Trustees of the Fund (the “Board”) has nominated 4 individuals (the “Nominees”) for election as Trustees of the Fund. Shareholders are being asked to elect each Nominee to serve as a Trustee until the next meeting called for the purpose of electing Trustees and until a successor is duly elected and qualified, or if sooner, until their death, resignation, or removal.

The Board’s Nominees are: Karen Caldwell, Ketu Desai, Anatoly Nakum, and Andrew Kellerman, each of whom is a current member of the Board. Ms. Caldwell and Messrs. Desai and Nakum are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund, and are commonly referred to as “Independent Trustees.” Mr. Kellerman is considered an interested person of the Fund, as defined in the 1940 Act, because he is employed by Saba Capital. Each has consented to serve as a Trustee and to being named in this Proxy Statement.

As of the Record Date, the Board consists of four Trustees. Thomas Bumbolow is no longer a member of the Board and is not a nominee for election at the Annual Meeting. There are no vacancies on the Board as of the date hereof.

The Fund has received notice of a competing nomination from GAMCO Asset Management Inc. (“GAMCO” or the “Third-Party Nominator”), that David I. Schachter (the “Third-Party Nominee”) intends to stand for election on an at-large basis as a Trustee at the Annual Meeting. The Third-Party Nominator is expected to solicit proxies in opposition to the Board’s Nominees. The Nominating and Corporate Governance Committee of the Board has evaluated the Third-Party Nominee’s nomination as required, at a meeting duly convened. Full Board approval of the Board’s Nominees was subsequently obtained. After careful consideration, the Board has determined not to endorse the Third-Party Nominee and recommends that shareholders vote “FOR” the Board’s Nominees.

Shareholders are referred to the Third-Party Nominator’s proxy statement, when filed with the SEC, for information regarding the Third-Party Nominee. We take no responsibility for the accuracy or completeness of any information contained in the Third-Party Nominator’s proxy solicitation materials.

A.	Reasons the Board Recommends Voting FOR Its Nominees

The Board, after careful deliberation, recommends that you vote “FOR” each of the Board’s Nominees for the following reasons:

●	The Board’s Nominees are highly qualified, experienced individuals with deep collective expertise in finance, credit markets, investment management, accounting, governance, and operations. Each has served the Fund’s shareholders with distinction. Their biographical information is set forth in detail below and in Appendix A.

●	The Board’s Nominees have demonstrated commitment to independent oversight of the Fund’s investment adviser and service providers, protecting shareholder interests consistent with the Fund’s investment objectives.

●	The Board regularly evaluates the Fund’s performance, expenses, and strategic direction, and believes continuity of experienced oversight is in the best interests of shareholders at this time.

●	The Board does not believe that the election of the Third-Party Nominee would be in the best interests of all shareholders. Information regarding the Third-Party Nominee will be disclosed in the Third-Party Nominator’s proxy statement when filed with the SEC.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION — NOT FOR DISTRIBUTION

Who are the Board’s Nominees and what are their qualifications?

Set forth below is pertinent information about each Nominee.

Independent Trustees

Karen Caldwell

Karen Caldwell has served as the Chief Financial Officer of Tides Network, a non-profit organization dedicated to advancing social justice, since 2024. Previously, Ms. Caldwell served as the Chief Financial Officer of Reform Alliance, a non-profit organization dedicated to probation reform, from 2019 to 2024. Prior to that, Ms. Caldwell served as the Chief Financial Officer and Treasurer of the NHP Foundation, a not-for-profit organization dedicated to increasing housing affordability, from 2018 to 2019. From 2016 to 2018, Ms. Caldwell served as the Chief Financial Officer and Executive Vice President of the New York City Housing Authority. Prior to such position, she served as the President of Hanseatic Management Services, Inc., an asset management company, from 2015 to 2016. Prior to Hanseatic, Ms. Caldwell served as a Managing Director of Alternative Investments at Amundi Investments, LLC, an investment advisement firm, from 2008 to 2014. From 1994 until 2008, Ms. Caldwell served as the Group Senior Vice President and Co-Head of Rates and Portfolio Management of ABN AMRO/LaSalle Bank Corporation Treasury. Ms. Caldwell also served as the Vice President of Foreign Exchange Trading and Sales at JPMorgan Chase from 1982 until 1994.

Ms. Caldwell has served on the board of trustees and as Chair of the Audit Committee of Saba Capital Income & Opportunities Fund since 2020 and Saba Capital Income & Opportunities Fund II since 2023. She also served on the board of trustees of Finite Solar Finance Fund from 2021 to 2023.

Ms. Caldwell has served as a Member of the Illinois Finance Authority since her appointment by the Governor of Illinois in 2023 and previously served as a member of the board of directors and on the Audit Committee of the Chicago Housing Authority from 2014 until 2015.

Ms. Caldwell earned a B.S. in Accounting from Florida A&M University and an M.B.A. in Finance & Marketing from Northwestern University, Kellogg School of Management.

We believe Ms. Caldwell’s qualifications to continue to serve as a Trustee include her extensive experience as senior management in various businesses and decades of leadership experience in top financial institutions.

Ketu Desai

Ketu Desai has served as the founding partner and Principal of i-squared Wealth Management, Inc., a private wealth investment management firm, since 2016 and was Chief Investment Officer of Centerfin from 2020 to 2024. Previously, he served as Investment Analyst at Lighthouse Investment Partners, LLC (“Lighthouse”), a global investment firm, from 2007 until 2016. Based out of Lighthouse’s NYC office, Mr. Desai helped manage Lighthouse’s credit funds, including the Lighthouse Credit Opportunities Fund and Lighthouse Credit Compass. At Lighthouse, Mr. Desai was also a member of the firm’s Relative Value committee, responsible for portfolio allocation decisions and risk management of fixed income, credit, event-driven, mortgage, and distressed strategies. Prior to joining Lighthouse, Mr. Desai served as an M&A Investment Banking Analyst at Credit Suisse AG.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION — NOT FOR DISTRIBUTION

Mr. Desai has served on the board of trustees of Saba Capital Income & Opportunities Fund since 2020 and is a member of its Audit Committee and on the board of trustees of Saba Capital Income & Opportunities Fund II since 2023 and is a member of its Audit Committee. He has also served on the board of directors of ASA Gold & Precious Metals Limited since 2024 and is a member of its Audit Committee.

Mr. Desai earned a B.A. in Economics from Stony Brook University and an M.S. in Economics from New York University. Mr. Desai has also received an MBA from NYU Stern in Finance, Financial Instruments and Markets, and Entrepreneurship and Innovation.

We believe Mr. Desai’s qualifications to continue to serve on our Board include his extensive finance, portfolio management, and senior leadership experience for investment firms as well as his experience serving on our Board.

Anatoly Nakum

Anatoly Nakum is a senior-level finance executive with 25 plus years of experience in the credit markets managing multibillion-dollar portfolios at major institutions. Mr. Nakum has served as Partner and Head of Portfolio Management and Trading at EPFC Capital Partners since 2023. Throughout his career, he has held a number of senior leadership positions at Deutsche Bank, UBS, and Credit Agricole. He was responsible for Credit Trading and Private Credit in the Americas, served as a member of Credit and Fixed Income Committees, and managed teams across Corporate Credit, Emerging Markets, Private Credit and Structured Finance. In addition, Mr. Nakum managed Credit portfolios on the Asset Management side of the business. He oversaw the development of infrastructure, predictive credit score technology, risk systems and legal framework to create efficient and scalable investment processes. Under his leadership, his teams were responsible for managing risk and transactions across Private Credit, Structured Products, Corporate Credit portfolios covering Corporate and Wealth Management Clients.

Mr. Nakum has served on the board of trustees of Saba Capital Income & Opportunities Fund since 2024 and Saba Capital Income & Opportunities Fund II since 2023. Mr. Nakum is also a member of the Audit Committee of the Fund.

Mr. Nakum graduated from NYU with a B.S. in Finance and Economics. He is a Life Chess Master. He is adjunct Professor of Finance at Fordham University, where he teaches Banking and Credit.

We believe Mr. Nakum’s qualifications to continue to serve on the Board include his extensive senior level finance and portfolio management experience (including with respect to credit portfolios), his risk management experience at various investment firms and his experience serving on our Board.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION — NOT FOR DISTRIBUTION

Interested Trustee

Andrew Kellerman

Andrew Kellerman joined Saba Capital Management, L.P. in April 2018 and serves as Partner, President, and Head of Business Development and Investor Relations. He currently serves as the Chairman of the Board of Trustees for both Saba Capital Income & Opportunities Fund (ticker: BRW) and Saba Capital Income & Opportunities Fund II (ticker: SABA). Previously, Mr. Kellerman was a Managing Director and Head of Distribution for the Private Institutional Client group at Alex. Brown Raymond James, where he oversaw the placement of Private Funds and Private Direct Investments. Prior to his role at Alex. Brown Raymond James, he spent over a decade at Deutsche Bank, from 2002 to 2014, where he was a Managing Director in Credit Derivatives and held leadership positions, including U.S. Head of Synthetic CDO Sales and Head of Hedge Fund Credit Sales. Mr. Kellerman’s diverse experience also includes roles at FleetBoston Financial in Singapore, where he was a Director in Asia Structured Finance, and at Presidio Capital, also in Singapore, where he served as Director of Structured Finance. Earlier in his career, he worked at First National Bank of Chicago as VP and Head of EM Options Trading. Mr. Kellerman holds a Bachelor of Science in International Relations from Syracuse University.

We believe Mr. Kellerman’s qualifications to continue to serve on the Board include his senior level distribution and finance experience. The Board also determined that having Mr. Kellerman, a senior executive of the Adviser, serve as a Trustee benefits shareholders by facilitating communication between the Independent Trustees and senior management of the Adviser and by assisting efforts to further align the interests of the Adviser with those of the shareholders.

For additional information on the Nominees, please see Appendix A. No Nominee is a party adverse to the Fund or any of its affiliates in any material pending legal proceeding, nor does any Nominee have an interest materially adverse to the Fund.

If any or all of the Nominees become unavailable to serve as Trustee due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend or the Board may reduce the number of Trustees as provided for in the Fund’s charter documents.

How long will the Trustees serve on the Board?

If elected, each Nominee would serve as a Trustee until the next meeting of shareholders called for the purpose of electing Trustees, and until a successor is duly elected and qualified, or if sooner, until their death, resignation, or removal.

What is the required vote?

Shareholders of the Fund will vote collectively as a single class on the election of each Nominee. There is no cumulative voting for the election of Trustees. The election of each Nominee must be approved by a plurality of the shares voted at the Annual Meeting at which a quorum is present. A plurality of the votes cast means the Nominees receiving the most votes will be elected. Shareholders who vote for the Proposal will vote for each Nominee. Those shareholders who wish to withhold their vote on any specific Nominees may do so on the WHITE Proxy Ballot. Shareholders do not have appraisal rights in connection with the Proposal.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION — NOT FOR DISTRIBUTION

Because this election is expected to be contested, shareholders should read the information regarding all nominees carefully before voting. In a contested election, the nominees receiving the greatest number of affirmative “FOR” votes will be elected. Withholding your vote or abstaining does not constitute a vote “FOR” any nominee.

What is the Board’s recommendation?

The Board, including all of the Independent Trustees, has unanimously approved the nomination of each of the Nominees, and recommends that the shareholders of the Fund vote “FOR” the election of each of the Nominees named herein.

II.	FURTHER INFORMATION ABOUT THE BOARD AND OFFICERS

The Board of Trustees

The Fund is governed by the Board, which oversees the Fund’s business and affairs. The Board delegates the day-to-day management of the Fund to the Fund’s Officers and to various service providers that have been contractually retained to provide such day-to-day services. The Trustees oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s investment performance.

What should I do if a get a proxy ballot from a third-party, including one that is a different color (from GAMCO)?

You can discard that proxy ballot. Only complete the enclosed WHITE Proxy Ballot that is sent by the Fund.

The Board Leadership Structure and Related Matters

The Board is comprised of four members, three of whom are Independent Trustees.

The Interested Trustee, Andrew Kellerman, serves as the Chairperson of the Board. The responsibilities of the Chairperson of the Board include: coordinating with management in the preparation of agendas for Board meetings; presiding at Board meetings; between Board meetings, serving as a primary liaison with other Trustees, officers of the Fund, management personnel, and legal counsel to the Independent Trustees; and such other duties as the Board periodically may determine. Mr. Kellerman is a partner of the Fund’s investment adviser, Saba Capital. The designation of an individual as the Chairperson does not impose on such Trustee any duties, obligations or liabilities greater than the duties, obligations or liabilities imposed on such person as a member of the Board, generally.

For the fiscal year ended October 31, 2025, the Board held 4 meetings (not including committee meetings).

The Fund does not currently have a formal policy regarding the Trustees’ attendance at the Annual Meeting. No Trustees attended the Fund’s last annual meeting held on June 20, 2025.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION — NOT FOR DISTRIBUTION

Audit Committee. The Board has established an Audit Committee whose functions include, among other things: the appointment, compensation, retention and oversight of the work of the Fund’s independent registered public accounting firm (“auditor”) engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund. The Audit Committee currently consists of three (3) Independent Trustees. The following Trustees currently serve as members of the Fund’s Audit Committee: Ms. Caldwell (Chairperson), Mr. Desai, and Mr. Nakum. Both Mrs. Caldwell and Mr. Desai have been designated as Audit Committee Financial Experts under the Sarbanes-Oxley Act of 2002. The Audit Committee held 4 meetings during the fiscal year ended October 31, 2025. A copy of the current Audit Committee Charter is available, without charge, on the Internet at www.sabacef.com.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee (the “Nominating Committee”) currently consists of: Ms. Caldwell, Mr. Desai (Chairperson) and Mr. Nakum. The Nominating Committee evaluated the contested nomination submitted by GAMCO Asset Management Inc. at a meeting duly convened on June 2, 2026. The Nominating Committee met 4 times during the fiscal year ended October 31, 2025.

The Nominating Committee’s functions include the following:

(i) The Nominating Committee shall make recommendations for nominations of Independent Trustees of the Board to the incumbent Independent Trustees and to the full Board. The Nominating Committee shall evaluate candidates’ qualifications for Board membership and the independence of such candidates from the Adviser and other principal service providers. The Nominating Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment managers or service providers.

(ii) The Nominating Committee also shall evaluate candidates’ qualifications and make recommendations for “interested” members on the Board to the full Board.

(iii) The Nominating Committee may adopt from time to time specific, minimum qualifications that the Nominating Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the SEC regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership. In considering a candidate’s qualifications, the Nominating Committee generally considers the potential candidate’s educational background, business or professional experience, and reputation. In addition, the Nominating Committee has established as minimum qualifications for Board membership as an Independent Trustee: (1) that such candidate be an individual possessing high standards of character and integrity, relevant experience, a willingness to ask hard questions and the ability to work well with others; (2) that such candidate be free of conflicts of interest that would violate applicable law or regulation or interfere with the proper performance of the responsibilities of a Trustee; (3) that such candidate be willing and able to devote sufficient time to the affairs of the Fund and be diligent in fulfilling the responsibilities of a Trustee; and (4) that such candidate have the capacity and desire to represent the balanced, best interests of the Fund’s shareholders as a whole, and not a special interest group or constituency. The Nominating Committee has not adopted any specific policy on the issue of diversity, but may take professional diversity into account, among other factors, in its consideration of new candidates to the Board.

(iv) The Nominating Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Secretary of the Trust at the Fund’s offices. The Nominating Committee shall adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION — NOT FOR DISTRIBUTION

The following Trustees currently serve as members of the Nominating Committee: Ms. Caldwell, Mr. Desai (Chairperson), and Mr. Nakum. The Nominating Committee typically meets at least once per year and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

The Nominating Committee will consider Trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board, the qualifications of the candidate and the interests of shareholders.

To serve as a Trustee, nominees must (a) have no felony or misdemeanor convictions involving the purchase or sale of a security; and (b) not have been the subject of any order, judgment or decree (which was not subsequently reversed, suspended or vacated) of any federal or state authority finding that the individual violated or is in violation of any federal or state securities laws.

Shareholders wishing to recommend candidates to the Nominating Committee should submit recommendations in writing and addressed to the Secretary of the Trust at the Fund’s offices. The submission must include: (i) a brief description of the business desired to be brought before the annual or special meeting and the reasons for conducting such business at the annual or special meeting; (ii) the name and address, as they appear on the Fund’s books, of the shareholder proposing such business or nomination; (iii) a representation that the shareholder is a holder of record of stock of the Fund entitled to vote at such meeting and intends to appear telephonically or by proxy at the meeting to present such nomination; (iv) whether the shareholder plans to deliver or solicit proxies from other shareholders; (v) the class and number of Common Shares of the Fund, which are beneficially owned by the shareholder and the proposed nominee to the Board; (vi) any material interest of the shareholder or nominee in such business; (vii) to the extent to which such shareholder (including such shareholder’s principals) or the proposed nominee to the Board has entered into any hedging transaction or other arrangement with the effect or intent of mitigating or otherwise managing profit, loss, or risk of changes in the value of the Common Shares or the daily quoted market price of the Fund held by such shareholder (including shareholder’s principals) or the proposed nominee, including independently verifiable information in support of the foregoing; and (viii) such other information regarding such nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “1934 Act”). Each eligible shareholder or shareholder group may submit no more than one Independent Trustee nominee each calendar year.

The Board has adopted and approved a formal written charter for the Nominating Committee. A copy of the charter is attached as Exhibit A to this Proxy Statement.

The Board has not established any committees other than the Audit Committee and Nominating Committee and does not have a standing compensation committee. The Board believes it is appropriate for the Fund not to have a standing compensation committee because, given the size of the Board, the Independent Trustees are collectively capable of effectively and efficiently fulfilling the obligations that would otherwise be delegated to such committee without the need for a formal committee structure. The Independent Trustees, acting together as a group, each participate in the consideration of the compensation of Trustees and executive officers.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION — NOT FOR DISTRIBUTION

The Board’s Risk Oversight Role

The Board oversees the risk management function consistent with and as part of its oversight duties. The Board performs this risk management oversight function directly and, with respect to various matters, through its committees. The following description provides an overview of many, but not all, aspects of the Board’s oversight of risk management for the Fund. In this connection, the Board has been advised that it is not practicable to identify all of the risks that may impact the Fund or to develop procedures or controls that are designed to eliminate all such risk exposures, and that applicable securities law regulations do not contemplate that all such risks be identified and addressed.

The Board, working with management personnel and other service providers, has endeavored to identify the primary risks that confront the Fund. In general, these risks include, among others: (i) investment risks; (ii) valuation risks; (iii) operational risks; (iv) reputational risks; (v) regulatory risks; (vi) risks related to potential legislative changes; (vii) the risk of conflicts of interest affecting affiliates in managing the Fund; and (viii) cybersecurity risks. The Board has adopted and periodically reviews various policies and procedures that are designed to address these and other risks confronting the Fund. In addition, many service providers to the Fund have adopted their own policies, procedures, and controls designed to address particular risks to the Fund. The Board and persons retained to render advice and service to the Board, including SS&C ALPS, which provides certain administrative and middle office services to the Fund, EQ which provides transfer agency services to the Fund and Foreside, which provides third-party compliance officer and treasurer services to the Fund, periodically review and/or monitor changes to, and developments relating to, the effectiveness of these policies and procedures.

The Board oversees risk management activities in part through receipt and review by the Board of regular and special reports, presentations and other information from officers of the Fund, including the Chief Compliance Officer (“CCO”) for the Fund and the Adviser’s Chief Risk Officer, and from other service providers.

Trustee Compensation

Each Trustee is reimbursed for reasonable expenses incurred in connection with each meeting of the Board, Audit Committee, or Nominating Committee attended. Each Independent Trustee is compensated for his or her services, on a quarterly basis, according to a fee schedule adopted by the Board. The Board may from time to time designate other meetings as subject to compensation.

For serving on the Board, each Independent Trustee is paid a $30,000 annual retainer fee per year. Additionally, Ms. Caldwell receives an additional fee of $7,500 per year for her service as Audit Committee Chairperson. Mr. Kellerman, as an Interested Trustee, does not receive any compensation from the Fund for his role as a Trustee. Appendix B details the compensation paid to the Trustees by the Fund for the fiscal year ended October 31, 2025.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION — NOT FOR DISTRIBUTION

Trustee Ownership of Securities

Appendix C provides the dollar value of all the shares of the Fund held directly or indirectly by each Trustee as of a recent date.

Officers of the Fund

The Officers of the Fund are elected by the Board and hold office until their successors are chosen and qualified, or until they sooner resign, are removed, or are otherwise disqualified to serve. The Officers of the Fund, together with each person’s position with the Fund and principal occupation for the last five years, are listed in Appendix D.

Officer Compensation

The Officers, who are also Officers or employees of Saba Capital or its affiliates, are compensated by Saba Capital or its affiliates. The Officers are not paid by the Fund.

Codes of Ethics and Insider Trading Policy and Practice and Policies Regarding Personal Trading and Hedging of Company Securities

The Fund and the Adviser have adopted codes of ethics (“Codes of Ethics”) pursuant to Rule 17j-1 under the Investment Company Act governing personal trading activities of all Trustees, Officers of the Fund and persons who, in connection with their regular functions, play a role in the recommendation of or obtain information pertaining to any purchase or sale of a security by the Fund. The Codes of Ethics is intended to prohibit fraud against a Fund that may arise from the personal trading of securities that may be purchased or held by that Fund or of the Fund’s shares. The Codes of Ethics prohibits short-term trading of the Fund’s shares by persons subject to the Codes of Ethics. Personal trading is permitted by such persons subject to certain restrictions; however, such persons are generally required to pre-clear all security transactions with the Adviser or its affiliates and to report all transactions on a regular basis.

The Codes of Ethics is available on the SEC’s website at www.sec.gov and copies may also be obtained at prescribed rates by electronic request at publicinfo@sec.gov.

GENERAL INFORMATION ABOUT THE

PROXY STATEMENT

Who is asking for my vote?

The Board is soliciting your vote for the Annual Meeting. This proxy solicitation is being made by the Board and not on behalf of any third party.

How is my proxy being solicited?

Solicitation of proxies is being made primarily by the mailing of the Notice of Annual Meeting of Shareholders, the Proxy Statement, and the WHITE Proxy Ballot on or about [                        ], 2026. In addition to the solicitation of proxies by mail, employees of Saba Capital and its affiliates, without additional compensation, may solicit proxies in person or by telephone, email, facsimile, or oral communications.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION — NOT FOR DISTRIBUTION

Broadridge will serve as the Fund’s proxy tabulator for the Annual Meeting. The Fund has retained a professional proxy solicitation firm to assist in soliciting proxies, InvestorCom LLC (“InvestorCom”). InvestorCom and affiliates of InvestorCom may also solicit proxies by mail , telephone, facsimile, or oral communications. The Fund expects to pay InvestorCom customary fees and reimburse reasonable out-of-pocket expenses, which are currently estimated to be approximately $[●] in the aggregate. The Fund will bear the costs of the solicitation.

Additional information regarding the identity of the proxy solicitor and any arrangements with respect to the solicitation of proxies will be included in the definitive proxy statement, and any such persons may be deemed to be participants in the solicitation of proxies under the SEC’s proxy rules.

If a shareholder wishes to participate in the Annual Meeting, the shareholder will be able to mail the Proxy Ballot originally sent with the Proxy Statement, attend virtually, vote telephonically, or vote online by logging on to www.proxyvote.com and following the online directions. Should shareholders require additional information regarding the proxy or require replacement of the Proxy Ballot, they may contact Broadridge at [                            ]

What happens to my proxy once I submit it?

The Board has named Michael D’Angelo and Nitin Sapru, or one or more substitutes designated by them, as proxies who are authorized to vote Fund shares as directed by shareholders.

Can I revoke my proxy after I submit it?

A shareholder may revoke their proxy at any time prior to its use by filing with the Fund a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Annual Meeting virtually may vote by ballot at the Annual Meeting, thereby canceling any proxy previously given.

If your shares are held in a brokerage account by a broker, bank, or other nominee, you should follow the instructions provided by your broker, bank, or nominee to revoke your proxy or change your vote. Attendance at the Annual Meeting by a beneficial owner without a “legal proxy” issued by the record holder will not by itself revoke any previously submitted proxy.

How will my shares be voted?

If you follow the voting instructions, your proxy will vote your shares as you have directed. If you submitted your WHITE Proxy Ballot but did not specify a voting instruction on the Proposal, your proxies will vote on the Proposal as recommended by the Board. If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including on any proposal to adjourn the meeting. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Annual Meeting other than the Proposal discussed in this Proxy Statement.

What should I do if I receive a proxy card from a third party?

Because this election is expected to be contested, you may receive proxy solicitation materials from GAMCO Asset Management Inc. (“GAMCO” or the “Third-Party Nominator”), including an opposition proxy statement and a proxy card that is a different color from the Board’s WHITE Proxy Ballot. We are not responsible for the accuracy of any information contained in any third-party proxy solicitation materials.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION — NOT FOR DISTRIBUTION

WE RECOMMEND THAT YOU NOT SIGN OR RETURN ANY PROXY CARD SENT TO YOU BY GAMCO ASSET MANAGEMENT INC. Voting “WITHHOLD” or “AGAINST” on a third-party proxy card is NOT the same as voting “FOR” the Board’s Nominees. If you return a third-party proxy card — even to withhold or vote against the Third-Party Nominee — you will revoke any previous voting instructions you submitted on the Board’s WHITE Proxy Ballot. Only the latest validly executed proxy that you submit will be counted.

If you have already submitted a proxy card from GAMCO you have every right to change your vote and support the Board’s Nominees.

To change your vote, simply sign, date, and return the Board’s WHITE Proxy Ballot enclosed with this Proxy Statement in the postage-paid envelope provided, or vote by telephone or Internet by following the instructions on the Board’s WHITE Proxy Ballot, prior to the Annual Meeting.

Any proxy may be revoked at any time prior to its exercise at the Annual Meeting in the manner described under “Can I revoke my proxy after I submit it?” above.

How should I vote on the Proposal?

We recommend that you vote “FOR” each of the Board’s Nominees on the Board’s WHITE Proxy Ballot. Please promptly sign, date, and return the enclosed WHITE Proxy Ballot in the postage-paid envelope provided, or authorize your proxy by telephone or Internet.

If your shares are held in “street name” with a broker, bank, dealer, trust company, or other nominee, only that nominee can exercise the right to vote with respect to the shares that you beneficially own through such nominee and only upon receipt of your specific instructions. It is important that you promptly give instructions to your broker, bank, dealer, trust company, or other nominee to vote “FOR” each of the Board’s Nominees. Please follow the voting instructions provided on the voting instruction form sent to you by your broker, bank, or nominee.

Quorum and Tabulation

Each shareholder of the Fund is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote. A majority of shares entitled to vote shall constitute a quorum.

Adjournments

If a quorum is not present at the Annual Meeting, if there are insufficient votes to approve the Proposal, or for any other reason deemed appropriate by your proxies, your proxies may propose one or more adjournments of the Annual Meeting to permit additional time for the solicitation of proxies. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournments in their discretion.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION — NOT FOR DISTRIBUTION

Broker Non-Votes and Abstentions

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Annual Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the “votes cast” on the Proposal. Abstentions and broker non-votes will not affect the outcome of the election of Trustees under the plurality vote standard.

How many Shares are outstanding?

Appendix E sets forth the number of shares of the Fund issued and outstanding as of the Record Date. Shares have no preemptive or subscription rights.

Appendix F lists the persons that, as of the Record Date, owned beneficially or of record 5% or more of the outstanding shares of the Fund. To the best of the Fund’s knowledge, as of the Record Date, no Trustee or Officer owned 1% or more of the outstanding shares of the Fund. As of the Record Date, none of the Independent Trustees nor their immediate family members owned any shares of the Adviser or of any entity controlling, controlled by, or under common control with the Adviser (not including registered investment companies).

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund’s Officers, Trustees, Adviser, affiliates of the Adviser, and persons who beneficially own more than 10% of a registered class of the Fund’s outstanding securities (“Reporting Persons”), to file reports of ownership of the Fund’s securities and changes in such ownership with the SEC and the New York Stock Exchange. Such Reporting Persons are required by the SEC regulations to furnish the Fund with copies of all such filings. Based solely on its review of the copies of such forms received by it and written representations from certain Reporting Persons, the Fund believes that during the fiscal year ended October 31, 2025, its Reporting Persons complied with all applicable filing requirements.

Shareholder Communications with the Board

Shareholders may send other communications to the Board or an individual Trustee. Such communications should be sent to the Fund’s Secretary at the address on the front of this Proxy Statement.

What is the deadline to submit a proposal for the 2027 Annual Meeting?

It is anticipated that the next annual meeting will be held in 2027, but the exact date, time, and location have yet to be determined. Any proposals of shareholders intended to be presented at the next annual meeting pursuant to SEC rule 14a-8 must be in writing and received at the Fund’s principal executive offices no later than 120 days prior to the date of the first anniversary of the date of our proxy statement for the 2026 Annual Meeting, in order for the proposal to be considered for inclusion in the proxy statement for that meeting.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION — NOT FOR DISTRIBUTION

Shareholders who wish to make a proposal that would not be included in the Fund’s proxy materials or to nominate a person or persons as a Trustee at the 2027 annual meeting of the Fund must ensure that the proposal or nomination is delivered to the Fund’s principal executive offices no earlier than 120 days and no later than 90 days prior to the first anniversary date of the date on which the proxy materials were first sent or given to shareholders for the prior year’s annual meeting and includes the information specified in the Fund’s Declaration of Trust and Bylaws. The chairperson of the Annual Meeting may disregard any nomination or other proposal by a shareholder that is not made in the manner described above.

Who is the Fund’s independent registered public accounting firm?

The Board has selected the accounting firm of Ernst & Young LLP (“EY”) as the independent auditor of the Fund for the current fiscal year. EY served as the independent auditor for the Fund for the fiscal years ended October 31, 2024 and October 31, 2025.

As part of its oversight of the Fund’s financial statements, on December 17, 2025, the Audit Committee held a telephonic meeting to review and discuss with the Adviser and EY the Fund’s audited financial statements for the fiscal year ended October 31, 2025. The Audit Committee discussed with EY the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard 1301, Communications with Audit Committees. The Audit Committee has also received and reviewed the written disclosures and the letter from EY pursuant to PCAOB Rule 3526 and discussed EY’s independence with EY.

Based on the reviews and discussion referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund’s Annual Report to shareholders.

Submitted by the Audit Committee of the Board

Karen Caldwell

Ketu Desai

Anatoly Nakum

The fees paid to EY for professional audit services during the Fund’s most recent fiscal years ended October 31, 2024 and October 31, 2025 and amounts billed for other services rendered by EY to the Fund, and the aggregate non-audit fees billed by EY for services rendered to the Fund, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund for the fiscal years ended October 31, 2024 and October 31, 2025 are described in Appendix G.

All of the services provided by the independent public accounting firm were approved by the Audit Committee pursuant to pre-approval policies and procedures adopted by the Audit Committee. Pursuant to such policies and procedures, the Audit Committee approves: (i) all audit and non-audit services to be rendered to the Fund by EY; and (ii) all non-audit services impacting the operations and financial reporting of the Fund provided by EY to the Adviser or any affiliate thereof that provides ongoing services to the Fund (collectively, “Covered Services”). The Audit Committee has adopted pre-approval procedures authorizing one or more members of the Audit Committee to approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by EY which are not otherwise approved at a meeting of the Audit Committee, provided that such delegate reports to the full Audit Committee at its next regularly scheduled meeting. The pre-approval procedures do not include delegation of the Audit Committee’s responsibilities to management. Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION — NOT FOR DISTRIBUTION

The Audit Committee of the Board has considered and will periodically consider whether EY’s provision of non-audit services to the Adviser and all entities controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund that were not required to be pre-approved is compatible with maintaining the independence of EY.

Representatives of EY are not expected to be at the Annual Meeting to respond to questions but have been given the opportunity to make a statement if they wish.

Why did my household only receive one copy of this Proxy Statement?

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund shareholder of record, unless the Fund has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement, please contact Broadridge at [             ]. If any shareholder does not wish to combine or wishes to recombine the mailing of proxy materials with household members, please inform the Fund in writing at 405 Lexington Avenue, 58th Floor, New York, New York 10174 or via telephone at 212-542-4644.

Who pays for this proxy solicitation?

The Fund will pay the expenses incurred in connection with the Notice of Annual Meeting of Shareholders, Proxy Statement, and the Annual Meeting, including printing, mailing, vote tabulation, legal, and out-of-pocket expenses. The Fund presently estimates that total expenses related to this solicitation, including fees of any proxy solicitor, legal and advisory fees, printing, mailing, and other costs, will be approximately $[●] to $[●]. Additional information regarding such costs will be disclosed in the definitive proxy statement.

Where can I find additional information concerning the Fund?

This Proxy Statement and all other solicitation materials in connection with this proxy solicitation will be available on the internet, free of charge, on the SEC’s website at https://www.sec.gov/edgar. The EDGAR file number for the Fund is 811-05410. Additional information about the Fund is available at www.sabacef.com.

III.	CAUTIONARY NOTE REGARDING CONTESTED ELECTION

Because the election of one or more Trustees is expected to be contested, this Preliminary Proxy Statement is subject to SEC review for a period of ten (10) calendar days following filing pursuant to Rule 14a-6 under the Securities Exchange Act of 1934. This Preliminary Proxy Statement is not intended to be used to solicit votes and is not complete. Shareholders will receive the definitive proxy statement after SEC review is complete and the Fund has addressed any comments by the SEC to this Preliminary Proxy Statement.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION — NOT FOR DISTRIBUTION

In accordance with Rule 14a-6, this Preliminary Proxy Statement has been filed with the SEC but is subject to completion and amendment. Information herein is subject to change. Certain information required by applicable law to be included in the Fund’s definitive proxy statement has been omitted from this Preliminary Proxy Statement pursuant to applicable SEC rules, including information regarding the Third-Party Nominee. Shareholders may refer to the proxy statement and any related materials filed by GAMCO with the SEC for information about the Third-Party Nominee. The Fund is not responsible for the accuracy of any information provided by or relating to GAMCO or the Third-Party Nominee contained in solicitation material filed or disseminated by or on behalf of Saba, or any other statements that Saba may make. Shareholders should rely on the definitive proxy statement when making their voting decisions.

Pursuant to Rule 14a-5(c) promulgated under the Securities Exchange Act of 1934, certain disclosure required by applicable law that will be included in the Fund’s definitive proxy statement has been omitted from this Preliminary Proxy Statement, including information regarding securities of the Fund beneficially owned by the Fund’s nominees and management and certain other matters.

Michael D’Angelo

Secretary

[            ], 2026

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION — NOT FOR DISTRIBUTION

IV.         IMPORTANT

YOUR VOTE IS VERY IMPORTANT, no matter how many or how few shares you own.

Please support the Board’s Nominees by voting “FOR” each of them today. There are three easy steps:

●	SIGN the enclosed WHITE Proxy Ballot;
●	DATE the enclosed WHITE Proxy Ballot; and
●	MAIL the enclosed WHITE Proxy Ballot TODAY in the postage-paid envelope provided (no postage is required if mailed in the United States), OR vote by telephone or Internet by following the instructions on the WHITE Proxy Ballot.

If any of your shares are held in the name of a broker, bank, bank nominee, or other institution, only it can vote your shares and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. You may also vote by signing, dating, and returning the enclosed voting instruction form in the postage-paid envelope provided.

After signing the enclosed WHITE Proxy Ballot, DO NOT SIGN OR RETURN A PROXY CARD FROM GAMCO ASSET MANAGEMENT INC. UNLESS YOU INTEND TO CHANGE YOUR VOTE, because only your latest dated proxy card will be counted. If you have previously signed, dated, and returned a proxy card to GAMCO Asset Management Inc., you have every right to change your vote.

You may revoke any proxy card already submitted to GAMCO Asset Management Inc. by signing, dating, and mailing the enclosed WHITE Proxy Ballot in the postage-paid envelope provided, or by voting by telephone or Internet.

Any proxy may be revoked at any time prior to the Annual Meeting by delivering a written notice of revocation or a later-dated proxy to the Fund’s Secretary at 405 Lexington Avenue, 58th Floor, New York, New York 10174.

QUESTIONS ABOUT VOTING?

If you have any questions or require assistance with voting your shares,

please contact the Fund’s proxy solicitor or Broadridge:

Broadridge Fund Solutions, LLC

Toll Free: 855-928-4480

InvestorCom LLC

Toll Free: 877-972-0090

proxy@investor-com.com

Banks and Brokers call collect: 203-972-9300

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION — NOT FOR DISTRIBUTION

APPENDIX A: NOMINEES AND CURRENT TRUSTEES

The following table sets forth information concerning the Nominees to the Board of the Fund. The mailing address for each Nominee is 405 Lexington Avenue, 58th Floor, New York, NY 10174.

Name, Address and DOB	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Funds Overseen in Fund Complex	Other Directorships Held
Independent Nominees
Karen Caldwell DOB: 01/22/1959	Trustee; Audit Committee Chairperson	Since July 2020	CFO, Tides Network (2024-present); CFO, Reform Alliance (2019-2024); CFO & Treasurer, NHP Foundation (2018-2019); CFO & EVP, NYCHA (2016-2018); President, Hanseatic Management Services, Inc. (2015-2016); Managing Director, Alternative Investments, Amundi Investments, LLC (2008-2014)	2	Saba Capital Income & Opportunities Fund II; Finite Solar Finance Fund (2021-2023); Illinois Finance Authority (2023-present); Chicago Housing Authority (2014-2015)
Ketu Desai DOB: 07/02/1982	Trustee; Audit Committee Member	Since July 2020	Founding Partner & Principal, i-squared Wealth Management, Inc. (2016-present); CIO, Centerfin (2020-2024); Investment Analyst, Lighthouse Investment Partners, LLC (2007-2016)	2	Saba Capital Income & Opportunities Fund II; ASA Gold & Precious Metals Limited (2024-present)

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION — NOT FOR DISTRIBUTION

Anatoly Nakum DOB: 06/03/1973	Trustee; Audit Committee Member	Since April 2024	Partner & Head of Portfolio Management and Trading, EPFC Capital Partners (2023-present); Senior leadership roles at Deutsche Bank, UBS, and Credit Agricole; Adjunct Professor of Finance, Fordham University (current)	2	Saba Capital Income & Opportunities Fund II
Nominee who is an “Interested Person”
Andrew Kellerman DOB: 09/22/1965	Trustee; Chairman of the Board	Since July 2020	Partner, President & Head of Business Development and Investor Relations, Saba Capital Management, L.P. (2018-present)	2	None

1.	Trustees serve until their successors are duly elected and qualified. The tenure of each Independent Trustee is subject to the Board’s retirement policy, which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75.
2.	For purposes of this table, “Fund Complex” means the Fund and Saba Capital Income & Opportunities Fund II.
3.	Andrew Kellerman is deemed to be an Interested Trustee because of his current affiliation with the Fund and Saba Capital and its affiliates. Mr. Kellerman does not receive any compensation from the Fund.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION — NOT FOR DISTRIBUTION

APPENDIX B: TRUSTEE COMPENSATION TABLE

The following table has been provided to the Fund by the Adviser and its affilates and sets forth information regarding the compensation paid to the Independent Trustees for the fiscal year ended October 31, 2025 for service on the Board. [To be updated with fiscal year 2025 data.]

Name of Trustee	Aggregate Compensation from the Fund (fiscal year ended October 31, 2025)	Total Compensation from the Fund and Fund Complex Paid to Trustees
Karen Caldwell	$37,500	$75,000
Ketu Desai	$30,000	$60,000
Anatoly Nakum	$30,000	$60,000
Andrew Kellerman*	$0	$0

*	Andrew Kellerman is deemed to be an Interested Trustee because of his current affiliation with the Fund and Saba Capital and its affiliates and therefore does not receive any compensation from the Fund for his role as Trustee.

Note: As of October 31, 2025, the Fund Complex consists of the Fund and Saba Capital Income & Opportunities Fund II.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION — NOT FOR DISTRIBUTION

APPENDIX C: SHARES OWNED BY TRUSTEES AND OFFICERS

The following table sets forth information regarding the dollar range of equity securities of the Fund beneficially owned by each Trustee and Officer as of March 31, 2026.

Name of Trustee / Officer	Fund (BRW)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Fund Complex
Independent Trustees
Karen Caldwell	None	$0
Ketu Desai	None	$0
Anatoly Nakum	None	$0
Trustee who is an “Interested Person”
Andrew Kellerman	None	$0
Named Executive Officers
Boaz Weinstein	None	$0
Paul Kazarian	None	$0
Michael D’Angelo	None	$0
Patrick Keniston	None	$0
Troy Statczar	None	$0
Nitin Sapru	None	$0
All Trustees and Officers as a group	None	$0

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION — NOT FOR DISTRIBUTION

APPENDIX D: OFFICERS

Information for each Officer of the Fund is set forth in the table below. The mailing address for each Officer is 405 Lexington Avenue, 58th Floor, New York, NY 10174, except as noted below.

Name, Address and DOB	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Boaz Weinstein DOB: 06/06/1973	President	Since May 2021	CIO of Saba Capital
Paul Kazarian DOB: 01/20/1984	Chief Executive Officer	Since November 2024	Portfolio Manager at Saba Capital
Michael D’Angelo DOB: 09/08/1978	Secretary	Since May 2021	COO and General Counsel at Saba Capital
Patrick Keniston* DOB: 01/18/1964	CCO	Since June 2021	Managing Director, Foreside Fund Officer Services, LLC (since 2008)
Troy Statczar* DOB: 08/31/1971	PFO, Treasurer	Since June 2021	Senior Director (2020-present), Foreside Fund Officer Services, LLC; Director of Fund Administration (2017-2019), Thornburg Investment Management, Inc.
Nitin Sapru DOB: 12/07/1980	VP	Since May 2021	CFO at Saba Capital

*	Patrick Keniston’s and Troy Statczar’s address is Foreside Fund Officer Services, LLC, 3 Canal Plaza, 3rd Floor, Portland, ME 04101.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION — NOT FOR DISTRIBUTION

APPENDIX E: COMMON SHARES OUTSTANDING

The following table sets forth the Common Shares outstanding of the Fund as of the Record Date.

Fund	Number of Common Shares Outstanding as of Record Date (June 18, 2026)
Saba Capital Income & Opportunities Fund (BRW)	[To be confirmed as of [June 18], 2026;

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION — NOT FOR DISTRIBUTION

APPENDIX F: BENEFICIAL OWNERSHIP OF 5 PERCENT OR MORE AS OF THE RECORD DATE

[To be updated as of [June 18], 2026 Record Date based on Schedule 13G/13D and Form 4 filings. As of April 29, 2025, the following persons owned 5% or more of the outstanding shares of the Fund:]

Share Class	Name and Address of Shareholder	Number of Shares	Percentage of Common Shares
Common Shares	RiverNorth Capital Management, LLC 325 N. LaSalle Street, Suite 645 Chicago, IL 60654-7030	3,084,196	7.25%
Common Shares	Kovitz Investment Group Partners, LLC 71 South Wacker Drive, Suite 1860 Chicago, IL 60606	2,471,071	5.80%
Common Shares	Relative Value Partners Group, LLC 1033 Skokie Blvd. Suite 470 Northbrook, IL 60062	2,314,254	5.44%

Note: The table above shows 5% or greater shareholders’ ownership of Shares as of April 29, 2025, based on Schedule 13G/13D and Form 4 filings made on or before April 29, 2025. This table will be updated to reflect the Record Date of [June 18], 2026, in the definitive proxy statement.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION — NOT FOR DISTRIBUTION

APPENDIX G: FEES PAID TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The following table shows fees paid to EY for professional audit services during the Fund’s most recent fiscal years ended October 31, 2024 and October 31, 2025.

Fund	Audit Fees FY2024[1]	Audit Fees FY2025[1]	Audit-Related Fees FY2024[2]	Audit-Related Fees FY2025[2]
BRW	$109,850	$144,500	$0	$10,000

Fund	Tax Fees FY2024[3]	Tax Fees FY2025[3]	All Other Fees FY2024[4]	All Other Fees FY2054[4]
BRW	$30,900	$32,400	$0	$0

1.	Audit fees consist of fees billed for professional services rendered for the audit of the year-end financial statements and services that are normally provided by EY in connection with statutory and regulatory filings.

2.	Audit-related fees consist principally of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s consolidated financial statements and are not reported under “Audit Fees.” These services include attestation services that are not required by statute or regulations and consultations concerning financial accounting and reporting standards.

3.	Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

4.	All other fees would include fees for products and services other than the services reported above, including those related to the review and issuance of consents on various SEC filings.

In addition, the Audit Committee pre-approves EY’s engagement for other services to be provided to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. The aggregate fees paid to EY for such services were $0 for the fiscal year ended October 31, 2025. The services for which these fees were paid included professional fees in connection with determining the feasibility of a U.S. direct lending structure, professional services relating to the readiness assessment over Greenhouse Gas Emissions and Energy, fees in connection with a license for accounting and business knowledge platform Viewpoint, professional fees relating to security count and fees in connection with a license for employee development tool ProEdge.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION — NOT FOR DISTRIBUTION

The following table presents: (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Fund by EY for the Fund’s fiscal years ended October 31, 2024 and October 31, 2025; and (ii) the aggregate non-audit fees billed to the Adviser, or any of its affiliates, by EY for the same time periods.

Aggregate Non-Audit Fees
Registrant/Adviser	2025	2024
Fund	$0	$0

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION — NOT FOR DISTRIBUTION

EXHIBIT A

SABA CAPITAL INCOME & OPPORTUNITIES FUND

NOMINATING COMMITTEE CHARTER

I.	The Committee.

The Nominating Committee (the “Committee”) is a committee of, and established by, the Board of Directors/Trustees of the Fund (the “Board”). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of “independent members.” For purposes of this Charter, independent members shall mean members who are not interested persons of the Fund (“Disinterested Board members”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

II.	Board Nominations and Functions.

1.	The Committee shall make recommendations for nominations for Disinterested Board members on the Board to the incumbent Disinterested Board members and to the full Board. The Committee shall evaluate candidates’ qualifications for Board membership and the independence of such candidates from the Fund’s investment manager and other principal service providers. Persons selected to be Disinterested Board members must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment managers or service providers.

2.	The Committee also shall evaluate candidates’ qualifications and make recommendations for “interested” members on the Board to the full Board.

3.	The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

4.	The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Fund’s offices.

III.	Committee Nominations and Functions.

The Committee shall make recommendations to the full Board for nomination for membership on all committees of the Board.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION — NOT FOR DISTRIBUTION

IV.	Other Powers and Responsibilities.

1.	The Committee shall meet at least once each year or more frequently in open or executive sessions. The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.

2.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Fund.

3.	The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

4.	A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the Fund’s by-laws. In the event of any inconsistency between this Charter and the Fund’s organizational documents, the provisions of the Fund’s organizational documents shall be given precedence.

5.	The Committee shall review this Charter at least annually and recommend any changes to the full Board.

6.	The Committee shall review its performance annually and recommend changes to the Board as needed.

7.	The Committee shall comply, as applicable, with any rules of any stock exchange on which the Fund’s shares are traded, concerning nominating committees of closed-end funds whose shares are traded thereon.

Reviewed and approved by Nominating Committee June 17, 2025

THIS IS THE WHITE PROXY BALLOT

SABA CAPITAL MANAGEMENT
405 LEXINGTON AVE., 58TH FL
NEW YORK, NEW YORK 10174

SCAN TO

VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com or scan the QR Barcode above
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V75315-Z90349

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

1. Proposal: Election of four nominees to the Board of Trustees of the Saba Capital Income & Opportunities Fund:

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

Nominees:

01) Karen Caldwell
02) Ketu Desai
03) Andrew Kellerman
04) Anatoly Nakum

2. To transact such other business, not currently contemplated, that may properly come before the Annual Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

Note: Please sign exactly as name or names appear(s) on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The materials relating to this Annual Meeting (including the Notice of the Annual Meeting, The Proxy Statement, and Proxy Ballot) are available at www.proxyvote.com

V75316-Z90349

SABA CAPITAL INCOME & OPPORTUNITIES FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF

The undersigned hereby appoints Michael D'Angelo and Nitin Sapru, or any one or all of them, proxies, with full power of substitution, to vote all shares of the Saba Capital Income & Opportunities Fund, which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held virtually on August 14, 2026 at 10:00 AM ET, and at any adjournment(s) or postponement(s) thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Annual Meeting. To register to attend the Virtual Shareholder Meeting visit the website: https://www.[ ]

This proxy will be voted as instructed. If no specification is made, the proxy will be voted "FOR ALL" on the proposal.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.